Exhibit 10.3

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of April 3, 2015, by and among ULTRA CLEAN HOLDINGS, INC., a Delaware corporation (“Borrower”), EAST WEST BANK (“EWB”), as the Swingline Lender, the Issuing Lender, the administrative agent and collateral agent for the Lenders (in such capacity, the “Swingline Lender”, the “Issuing Lender” or “Administrative Agent” as the context may require), and the banks and other financial institutions or entities from time to time parties to this Agreement as Lenders, including CITY NATIONAL BANK (“CNB”) and EWB (each a “Lender” and collectively, the “Lenders”).

RECITALS

WHEREAS, Borrower and Lenders are parties to the Credit Agreement, dated as of February 2, 2015 (as amended from time to time, collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment;

NOW, THEREFORE, IT IS AGREED THAT:

1. Section 1.1 is amended by amending the definition “Change of Control”, to read as follows:

“Change of Control”: the occurrence of one of the following: (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) that is or are not stockholders of Borrower as of the Closing Date, becomes, or obtains rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of thirty-five percent (35%) or more of the ordinary voting power for the election of directors of Borrower (determined on a fully-diluted basis); or (b) at any time, Borrower ceases to own and control, of record and beneficially, directly or indirectly, one hundred percent (100%) of each class of outstanding Capital Stock of each Guarantor free and clear of all Liens (except Liens created by the Security Documents).

2. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

3. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lenders under the Agreement, as in effect prior to the date hereof.

4. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

5. As a condition to the effectiveness of this Amendment, Lenders shall have received, in form and substance satisfactory to Lenders, the following:

(a) this Amendment, duly executed by Borrower;

(b) each Guarantor consents to this Amendment and reaffirms the Guarantee and Collateral Agreement, by duly executing this Amendment;

(c) all reasonable expenses of Administrative Agent incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(d) such other documents, and completion of such other matters, as Lenders may reasonably deem necessary or appropriate.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ULTRA CLEAN HOLDINGS, INC.

By:	/s/ Kevin C. Eichler

Name:	Kevin C. Eichler

Title:	President and Chief Financial Officer

EAST WEST BANK,
as the Administrative Agent

By:	/s/ Greg Peterson

Name:	Greg Peterson

Title:	Vice President

EAST WEST BANK, as Issuing Lender, Swingline Lender and as a Lender

By:	/s/ Greg Peterson

Name:	Greg Peterson

Title:	Vice President

CITY NATIONAL BANK, as Issuing Lender and as a Lender

By:	/s/ Ted Bojorquez

Name:	Ted Bojorquez

Title:	Senior Vice President & Regional Manager

[Signature Page to First Amendment to Credit Agreement]

Each Guarantor consents to the modifications to the Obligations pursuant to this Amendment, hereby ratifies the provisions of the Guarantee and Collateral Agreement and confirms that all provisions of the Guarantee and Collateral Agreement are in full force and effect.

ULTRA CLEAN TECHNOLOGY SYSTEMS AND SERVICE, INC.

By:	/s/ Kevin C. Eichler

Name:	Kevin C. Eichler

Title:	Secretary, President & Chief Financial Officer

AMERICAN INTEGRATION TECHNOLOGIES LLC

By:	/s/ Kevin C. Eichler

Name:	Kevin C. Eichler

Title:	Secretary, President & Chief Financial Officer

UCT SIEGER ENGINEERING LLC

By:	/s/ Kevin C. Eichler

Name:	Kevin C. Eichler

Title:	Secretary, President & Chief Financial Officer

INTEGRATED FLOW SYSTEMS, LLC

By:	/s/ Kevin C. Eichler

Name:	Kevin C. Eichler

Title:	Secretary, President & Chief Financial Officer

MARCHI THERMAL SYSTEMS, INC.

By:	/s/ Kevin C. Eichler

Name:	Kevin C. Eichler

Title:	Secretary, President & Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]